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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

          Date of report (Date of earliest event reported): MAY 2, 2000

                         EQUITY OFFICE PROPERTIES TRUST
               (Exact Name of Registrant as Specified in Charter)

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
               MARYLAND                               001-13115                             36-4151656
     (State or Other Jurisdiction                    (Commission                           (IRS Employer
          of Incorporation)                          File Number)                      Identification Number)

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
                TWO NORTH RIVERSIDE PLAZA, SUITE 2100, CHICAGO, ILLINOIS                            60606
                        (Address of Principal Executive Offices)                                  (Zip Code)

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                                 (312) 466-3300
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.  OTHER EVENTS.

         On May 2, 2000, the Executive Committee of the Board of Trustees of Equity Office Properties Trust, as general partner of EOP Operating Limited Partnership, approved the Eleventh Amendment to the Agreement of Limited Partnership of EOP Partnership. The Eleventh Amendment amends Sections 7.4, 8.5.C, and 14.1.B of the partnership agreement of EOP Partnership. On May 2, 2000, the Executive Committee of the Board of Trustees of Equity Office also approved the First Amended and Restated Agreement of Limited Partnership of EOP Partnership, which , in general, integrates the partnership agreement of EOP Partnership and the prior amendments thereto into one document and incorporates certain changes in applicable federal income tax laws.

         At the 2000 annual meeting of shareholders of Equity Office held on May 4, 2000, the shareholders approved amendments to Sections 8.2 and 8.4 of the Declaration of Trust regarding voting requirements for business combinations and approved an amendment to Article II, Section 9 of the bylaws of the Company regarding voting by electronic voting. On May 4, 2000, the Board of the Company also approved amendments to Article IV, Sections 8.1 through 8.5 and Article VII, Sections 1, 2. and 5 of the bylaws of Equity Office, which clarify the authority of Equity Office to use uncertificated securities and to correct certain section references and related matters in the bylaws.

         On May 10, 2000, Equity Office, EOP Partnership, Cornerstone Properties Inc. and Cornerstone Properties Limited Partnership executed the First Amendment to Agreement and Plan of Merger, which, among other things, clarifies certain provisions of the Merger Agreement and provides for a special dividend $.03 per share of Cornerstone common stock to be paid prior to the closing of the Merger.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)      Financial Statements.

                  Not applicable.

         (b)      Pro Forma Financial Information.

                  Not applicable.

         (c)      Exhibits.

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
                    Exhibit
                    Number        Description of Exhibit
                    -------       ----------------------
                    2.1           First Amendment to Agreement and Plan of Merger

                    3.1           Articles of Amendment to Declaration of Trust relating to amendments to Sections
                                  8.2 and 8.4

                    3.2           Amendments to Article II, Section 9, Article IV, Sections 8.1 through 8.5 and
                                  Article VII, Sections 1, 2 and 5 of the Equity Office Bylaws

                    3.3           Equity Office Bylaws (as amended through May 4, 2000)
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
                    10.1          Eleventh Amendment to Agreement of Limited Partnership of EOP Operating Limited
                                  Partnership

                    10.2          First Amended and Restated Agreement of Limited Partnership of EOP Operating
                                  Limited Partnership
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         EQUITY OFFICE PROPERTIES TRUST

                         By:      /s/ Stanley M. Stevens
                            ----------------------------------------
                             Stanley M. Stevens
                             Executive Vice President, Chief Legal Counsel
                               and Secretary

Date:  May 11, 2000

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                                  EXHIBIT INDEX

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
Exhibit
Number                                        Description of Exhibit                                Page
-------                                       ----------------------                                ----

2.1              First Amendment to Agreement and Plan of Merger

3.1              Articles of Amendment to Declaration of Trust relating to amendments to Sections
                 8.2 and 8.4

3.2              Amendments to Article II, Section 9, Article IV, Sections 8.1 through 8.5 and
                 Article VII, Sections 1, 2 and 5 of the Equity Office Bylaws

3.3              Equity Office Bylaws (as amended through May 4, 2000)

10.1             Eleventh Amendment to Agreement of Limited Partnership of EOP Operating Limited
                 Partnership

10.2             First Amended and Restated Agreement of Limited Partnership of EOP Operating
                 Limited Partnership
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